UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 21, 2018

Creative Medical Technology Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53500	88-0622284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

2017 W Peoria Avenue, Phoenix, AZ 85029

(Address of principal executive offices)

(602) 680-7439

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 21, 2018, Creative Medical Technology Holdings, Inc. (the “Company”) completed the sale of Convertible Notes (“Notes”) and Common Stock Purchase Warrants (“Warrants”) to three institutional investors (the “Investors”) pursuant to a Securities Purchase Agreement between the Company and the Investors (the “Purchase Agreement”) dated as of November 15, 2018. The transaction was effected pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) promulgated thereunder.

Pursuant to the Purchase Agreement, for a purchase price of $100,000.00, each Investor purchased a Note in the principal amount of $108,000.00 and a Warrant to purchase 1,985,294 shares of common stock. Each Note matures on November 15, 2019, bears interest at a rate of 8% per annum, and beginning 31 days after the closing date, is convertible into shares of the Company’s common stock at a conversion price equal to 70% of the Market Price of the common stock. “Market Price” as defined in the Note means the lowest trading price of the Company’s common stock during the 20 trading days preceding the applicable conversion date. In addition, the Notes are subject to covenants, events of defaults and other terms and conditions customary in transactions of this nature.

Each Warrant is exercisable for a five-year period at an initial exercise price of $0.0272 per share, subject to full ratchet anti-dilution adjustment in the event of future issuances (or deemed issuances) of common stock, subject to certain exceptions.

The information set forth above is qualified in its entirety by reference to the actual terms of the Purchase Agreement, the Notes and the Warrants, which are attached hereto as Exhibits 10.1, 4.1 and 4.2, respectively, and which are incorporated herein by reference.

Item2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit 4.1	Form of Promissory Note issued under Securities Purchase Agreement dated as of November 15, 2018 between Creative Medical Technology Holdings, Inc. and the investors named therein

Exhibit 4.2	Form of Common Stock Purchase Warrant issued under Securities Purchase Agreement dated as of November 15, 2018 between Creative Medical Technology Holdings, Inc. and the investors named therein

Exhibit 10.1	Securities Purchase Agreement, dated as of November 15, 2018, between Creative Medical Technology Holdings, Inc. and the investors named therein

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: November 23, 2018	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer